UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7066

               SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Christina T. Sydor, Esq.
                     Salomon Brothers Asset Management Inc
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  AUGUST 31
Date of reporting period: AUGUST 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Letter from the Chairman

DEAR SHAREHOLDER,
The philosopher Bertrand Russell famously remarked that, "Change is one thing, progress is another." You will notice in the following pages that we have begun to implement some changes to your shareholder report and we will be reflecting other changes in future reports. Our aim is to make meaningful improvements in reporting on the management of your Fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.

We know that you have questions about fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your Fund. To that end, we encourage you to contact Investor Relations at 1-800-SALOMON. We have also included a separate Manager Commentary along with this report, which we hope will give you a better understanding of your Fund and its management.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy

Sincerely,



/s/ R. Jay Gerken, CFA

R. Jay Gerken, CFA
Chairman and Chief Executive Officer
September 16, 2003

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Manager Overview

Performance Review
During the 12 months ended August 31, 2003, the Salomon Brothers Emerging Markets Income Fund Inc. ("Fund") distributed dividends to shareholders totaling $1.65 per share. The table below shows the 12-month total return based on the Fund's August 31, 2003 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price. i PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


                            PRICE                  12-MONTH
                          PER SHARE             TOTAL RETURN ii
                      _______________           _______________
                        $15.56 (NAV)                48.99%
                        $16.80 (NYSE)               53.82%


Based on NAV, the Fund outperformed the average of its Lipper peer group of closed-end emerging markets debt funds, which returned 39.15%, as well as the unmanaged J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") iii, which returned 30.32% for the same period. The Fund has consistently generated solid returns and ranked #1 within its Lipper peer group by returning 18.46% on an annualized basis since the Fund's inception in October 1992, and it was one of the top-performing funds for one-, three-, five- and ten-year periods.


              LIPPER RANKINGS FOR THE PERIOD ENDED AUGUST 31, 2003

                                                              AVERAGE RETURN OF FUNDS
                                  FUND'S                      IN THE LIPPER CLOSED-END
                                PERFORMANCE       FUND'S        EMERGING MARKET DEBT
   PERIOD                      BASED ON NAV   LIPPER RANKING       FUNDS CATEGORY
   ------                      ------------   --------------   --------------------
   1-Year                          48.99%        #3 of 12               39.15%
   3-Year                          17.35         #2 of 12               13.48
   5-Year                          33.58         #2 of 12               22.62
   10-Year                         16.27         #1 of 6                12.38
   Since-inception (10/31/92)      18.46         #1 of 3                14.07




   PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Lipper is a major independent mutual-fund tracking organization. Rankings are based on average annual total returns assuming reinvestment of dividends and capital gains, as of August 31, 2003. Each fund is ranked within a universe of funds similar in portfolio characteristics and capitalizations, as defined by Lipper, Inc. Rankings are based on performance that does not include commissions. Results would have been less favorable had commissions been included.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


EMERGING MARKETS DEBT OVERVIEW

The Fund's fiscal year ended August 31, 2003, was a very strong period for emerging markets debt. Despite high volatility in global equity markets, military conflict in Iraq and uncertainty surrounding several high-profile elections in some emerging market countries, the markets started to rally last October. The spreads on sovereign debt, a common gauge of risk premium representing the difference between yield on emerging markets debt and U.S. Treasuries, tightened by 537 basis points iv since the end of last September and 382 basis points over the reporting period. Spreads on emerging market debt securities closed the fiscal year at 504 basis points over U.S. Treasuries.

The 10-month rally in emerging markets debt came to a halt in mid-June due to the sell-off in the U.S. Treasury market. The yield on 10-year U.S. Treasuries (which moves inversely to the securities' price) increased from 3.11% on June 13th, the lowest level in 45 years, to 4.41% by the end of July, closing the period at 4.47% on August 31st. As a result, in July the EMBI+ posted negative monthly returns for the first time since last September. Negative returns in a spread-tightening environment underscored the impact that the weakness in the U.S. Treasury market had on emerging markets debt.

Despite this recent setback, overall emerging market performance during the fiscal year was strong and all countries in the EMBI+ posted positive returns for the period. The returns were heavily influenced by returns in Latin American countries as markets welcomed ambitious political and economic reform programs introduced by the newly elected leaders of Brazil and Ecuador. During the period, Brazil and Ecuador posted impressive gains of 65.83% and 58.16%, respectively. The market rally was also supported by higher oil prices, which is an important source of revenues for many oil-exporting countries in the emerging markets.

Factors Impacting Fund Performance
The Fund's performance benefited from our barbell investment strategy of overweighting more stable credits, such as Panama and Bulgaria, with overweights in selective issuers which we believed had more spread-compression potential (e.g. Ecuador, Brazil and Colombia). The more stable credits did well during a volatile U.S. Treasury environment. Our more credit-sensitive overweights performed well during the market rally as their improving fundamentals drove spreads tighter. Our Brazil overweight in particular was a major contributor to the Fund's performance this year, both on an absolute and relative basis, as Brazil constitutes a large percentage of the EMBI+ Index (approximately 21%) and returned 65.83% during the period. The Fund's performance was positively impacted to a significant extent by the use of leverage. v

LOOKING FOR ADDITIONAL INFORMATION?
The Fund is traded under the symbol "EMD" and its closing market price is available in most newspapers under the New York Stock Exchange listings. The daily NAV is available online under symbol XEMDX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time (ET), for the Fund's current NAV, market price and other information regarding the Fund's portfolio holdings and allocations.

Thank you for your investment in the Salomon Brothers Emerging Markets Income Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.





Sincerely,

/s/ Peter J. Wilby, CFA                                /s/ James E. Craig, CFA

Peter J. Wilby, CFA                                    James E. Craige, CFA
President                                              Executive Vice President

September 16, 2003








The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2003 and are subject to change. Please refer to pages 5 through 8 for a list and percentage breakdown of the Fund's holdings.



i NAV is a price that reflects the value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.

ii Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares.

iii The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

iv   A basis point is one one-hundredth (1/100 or 0.01) of one percent.

v Leverage will magnify gains and disproportionately increase losses in the Fund's portfolio.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Schedule of Investments
August 31, 2003



      FACE
     AMOUNT+                              SECURITY(a)                                        VALUE
----------------------------------------------------------------------------------------------------
U.S. Government Agency and Obligation -- 4.7%
  4,000,000      U.S. Treasury Notes, 2.000% due 8/31/05 (Cost-- $4,003,125) ...         $ 4,004,532
                                                                                         -----------
Sovereign Bonds -- 84.1%

ARGENTINA -- 0.0%
         50 ARS  Republic of Argentina, 10.000% due 9/19/08 (b).................                   5
                                                                                         -----------
BRAZIL -- 24.2%
                 Federal Republic of Brazil:
    900,000        9.375% due 4/7/08............................................             903,150
    150,000        11.000% due 1/11/12..........................................             150,750
    350,000        8.875% due 4/15/24...........................................             269,937
    425,000        10.125% due 5/15/27..........................................             367,731
  1,452,000        12.250% due 3/6/30 ..........................................           1,455,630
  1,089,798        C Bond, 8.000% due 4/15/14 ..................................             981,159
 16,775,000        DCB, Series L, 2.1875% due 4/15/12 (c) ......................          13,514,359
  1,588,235        NMB, Series L, 2.1875% due 4/15/09 (c) ......................           1,407,574
  1,661,538        Series L, 2.125% due 4/15/09 (c) ............................           1,445,538
                                                                                         -----------
                                                                                          20,495,828
                                                                                         -----------
BULGARIA -- 3.9%
                  Republic of Bulgaria:
  1,680,000        8.250% due 1/15/15 ..........................................           1,856,400
  1,450,000        Discount Bond, Series A, 1.9375% due 7/28/24 (c) ............           1,402,875
                                                                                         -----------
                                                                                           3,259,275
                                                                                         -----------
COLOMBIA -- 4.8%
                  Republic of Colombia:
  1,800,000        7.625% due 2/15/07 ..........................................             914,750
    725,000        10.000% due 1/23/12..........................................             785,719
    550,000        10.750% due 1/15/13..........................................             621,225
    525,000        10.750% due 2/25/20..........................................             618,187
    100,000        8.375% due 2/15/27...........................................              89,000
                                                                                         -----------
                                                                                           4,028,881
                                                                                         -----------
COSTA RICA -- 1.7%
                  Republic of Costa Rica:
    200,000        6.914% due 1/31/08 (d).......................................             216,000
    750,000        8.050% due 1/31/13 (d).......................................             811,875
    350,000        9.995% due 8/1/20 (d)........................................             413,875
                                                                                         -----------
                                                                                           1,441,750
                                                                                         -----------
ECUADOR -- 4.6%
                  Republic of Ecuador:
  4,825,000        12.000% due 11/15/12 ........................................           3,799,688
    200,000        7.000% due 8/15/30 (c).......................................             119,500
                                                                                         -----------
                                                                                           3,919,188
                                                                                         -----------
----------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          PAGE 5

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

August 31, 2003



      FACE
     AMOUNT+                              SECURITY(a)                                        VALUE
-----------------------------------------------------------------------------------------------------
EL SALVADOR -- 1.5%
                  Republic of El Salvador:
    570,000        7.750% due 1/24/23 ..........................................         $   587,100
    750,000        8.250% due 4/10/32 ..........................................             705,000
                                                                                         -----------
                                                                                           1,292,100
                                                                                         -----------
MEXICO -- 10.2%
                  United Mexican States:
  4,275,000        8.125% due 12/30/19 .........................................           4,617,000
  3,725,000        8.300% due 8/15/31 ..........................................           4,008,100
                                                                                         -----------
                                                                                           8,625,100
                                                                                         -----------
PANAMA -- 4.8%
                  Republic of Panama:
  1,300,000        9.625% due 2/8/11 ...........................................           1,469,000
  1,200,000        9.375% due 1/16/23 ..........................................           1,284,000
    950,000        8.875% due 9/30/27...........................................             969,000
    275,000        9.375% due 4/1/29............................................             313,500
                                                                                         -----------
                                                                                           4,035,500
                                                                                         -----------
PERU -- 4.6%
                  Republic of Peru:
    925,000        9.875% due 2/6/15............................................           1,029,063
  1,000,000        FLIRB, 4.500% due 3/7/17 (c) ................................             845,000
  2,311,680        PDI Bond, 5.000% due 3/7/17 (c) .............................           2,045,837
                                                                                         -----------
                                                                                           3,919,900
                                                                                         -----------
PHILIPPINES -- 4.6%
                  Republic of the Philippines:
    500,000        8.375% due 3/12/09...........................................             524,375
    675,000        9.000% due 2/15/13...........................................             702,000
    225,000        9.375% due 1/18/17...........................................             240,469
  2,200,000        10.625% due 3/16/25 .........................................           2,428,250
                                                                                         -----------
                                                                                           3,895,094
                                                                                         -----------
RUSSIA -- 14.5%
                  Russian Government:
  8,115,000        10.000% due 6/26/07 .........................................           9,565,556
    300,000        11.000% due 7/24/18..........................................             399,000
  2,500,000        5.000% due 3/31/30 (c) ......................................           2,290,625
                                                                                         -----------
                                                                                          12,255,181
                                                                                         -----------


----------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

August 31, 2003


      FACE
     AMOUNT+                              SECURITY(a)                                        VALUE
----------------------------------------------------------------------------------------------------
TURKEY -- 4.7%
                  Republic of Turkey:
  2,375,000        11.500% due 1/23/12 .........................................         $ 2,553,125
    275,000        11.000% due 1/14/13..........................................             291,500
  1,050,000        11.875% due 1/15/30 .........................................           1,141,875
                                                                                         -----------
                                                                                           3,986,500
                                                                                         -----------
                  Total Sovereign Bonds (Cost -- $65,834,357)...................          71,154,302
                                                                                         -----------

Loan Participations (c)(e) -- 4.2%

  3,725,848       Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09
                   (CS First Boston Inc., J.P. Morgan Chase & Co.,
                   UBS Financial Services Inc.) (Cost -- $3,455,652)............           3,595,443
                                                                                         -----------
Corporate Bonds -- 4.7%
                  PEMEX Project Funding Master Trust:
    450,000        6.125% due 8/15/08 (d).......................................             466,312
  1,500,000        9.125% due 10/13/10 .........................................           1,755,000
  1,250,000        8.000% due 11/15/11 .........................................           1,368,750
    375,000        7.375% due 12/15/14 (d)......................................             386,250
                                                                                         -----------
                  Total Corporate Bonds (Cost -- $3,697,038)....................           3,976,312
                                                                                         -----------
   WARRANTS
-------------
Warrants (d)(f) -- 0.0%
        500       Asia Pulp & Paper (Exercise price of $7.8375 per share expiring on 3/15/05. Each warrant exercisable for 12.914 shares of
                       Asia Pulp & Paper.) (Cost -- $0).........................                   0
                                                                                         -----------



----------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          PAGE 7

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

August 31, 2003


      FACE
     AMOUNT                               SECURITY(a)                                        VALUE
----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.3%
  $  433,000         Greenwich Capital Markets LLC, 0.920% due 9/2/03; Proceeds at
                       maturity -- $433,044; (Fully collateralized by U.S. Treasury
                       Notes, 4.875% due 2/5/12; Market value -- $442,550) ..........     $    433,000
   1,500,000         State Street Bank and Trust Co., 0.930% due 9/2/03; Proceeds at
                       maturity -- $1,500,155; (Fully collateralized by U.S. Treasury
                       Notes, 2.125% due 8/31/04; Market value -- $1,533,219) .......        1,500,000
                                                                                           -----------
                     Total Repurchase Agreements (Cost -- $1,933,000)................        1,933,000
                                                                                           -----------
                     Total Investments -- 100.0% (Cost -- $78,923,172*)..............      $84,663,589
                                                                                           ===========


------------
 +  Face amount denominated in U.S. dollars unless otherwise indicated.
(a)  All securities are segregated as collateral pursuant to loan agreement.
(b)  Security is currently in default.
(c) Rate shown reflects current rate on instruments with variable rates or step coupon rates.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Participation interests were acquired through the financial institutions indicated parenthetically.
(f)  Non-income producing security.
*    Aggregate cost for Federal income tax purposes is $79,094,234.



    Abbreviations used in this schedule:
-------------------------------------------
    ARS      -- Argentina Peso
    C Bond   -- Capitalization Bond
    DCB      -- Debt Conversion Bond
    FLIRB    -- Front Loaded Interest Reduction Bond
    NMB      -- New Money Bond
    PDI      -- Past Due Interest



--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statement of Assets and Liabilities
August 31, 2003


Assets:
  Investments, at value (Cost -- $78,923,172)........................................    $84,663,589
  Cash...............................................................................            121
  Receivable for securities sold.....................................................      4,163,565
  Interest receivable................................................................      1,314,446
  Prepaid expenses...................................................................          8,553
                                                                                         -----------
  TOTAL ASSETS.......................................................................     90,150,274
                                                                                         -----------

Liabilities:
  Loan payable (Note 4)..............................................................     20,000,000
  Payable for securities purchased...................................................      6,004,156
  Loan interest payable..............................................................         76,301
  Management fee payable ............................................................         25,137
  Accrued expenses...................................................................        220,705
                                                                                         -----------
  TOTAL LIABILITIES..................................................................     26,326,299
                                                                                         -----------
TOTAL NET ASSETS.....................................................................    $63,823,975
                                                                                         ===========

Net Assets:
  Common stock ($0.001 par value, 100,000,000 shares authorized;
    4,101,946 shares outstanding)....................................................    $     4,102
  Capital paid in excess of par value ...............................................     56,767,747
  Overdistributed net investment income..............................................        (81,482)
  Accumulated net realized gain from investment transactions ........................      1,393,191
  Net unrealized appreciation of investments.........................................      5,740,417
                                                                                         -----------
TOTAL NET ASSETS.....................................................................    $63,823,975
                                                                                         ===========
Net Asset Value, per share ($63,823,975 / 4,101,946 shares)..........................         $15.56
                                                                                              ======



-----------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                              PAGE 9


SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


Statement of Operations
For the Year Ended August 31, 2003

INCOME:
  Interest ..........................................................................   $  7,810,714
                                                                                         -----------

EXPENSES:
  Management fee (Note 2)............................................................        542,418
  Interest expense (Note 4)..........................................................        501,591
  Audit and legal....................................................................        200,215
  Shareholder communications.........................................................         80,862
  Advisory fee (Note 2)..............................................................         68,240
  Directors' fees....................................................................         30,902
  Custody............................................................................         25,493
  Listing fees.......................................................................         21,575
  Loan fees..........................................................................         18,000
  Transfer agent fees................................................................         16,741
  Other..............................................................................         23,919
                                                                                         -----------
  TOTAL EXPENSES.....................................................................      1,529,956
                                                                                         -----------
NET INVESTMENT INCOME................................................................      6,280,758
                                                                                         -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 7 AND 8):
  Realized Gain (Loss) From:
    Investment transactions .........................................................      3,606,252
    Options purchased................................................................        700,208
    Foreign currency transactions....................................................        (19,082)
                                                                                         -----------
  NET REALIZED GAIN..................................................................      4,287,378
                                                                                         -----------
  Change in Net Unrealized Appreciation of Investments:
    Investments .....................................................................     11,499,604
    Foreign currencies...............................................................         20,009
                                                                                         -----------
  INCREASE IN NET UNREALIZED APPRECIATION............................................     11,519,613
                                                                                         -----------
NET GAIN ON INVESTMENTS .............................................................     15,806,991
                                                                                         -----------
INCREASE IN NET ASSETS FROM OPERATIONS ..............................................    $22,087,749
                                                                                         ===========



----------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.



SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


Statements of Changes in Net Assets
For the Years Ended August 31,

                                                                            2003             2002
----------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income.............................................  $  6,280,758     $   6,777,592
  Net realized gain (loss)..........................................     4,287,378        (1,433,598)
  Increase (decrease) in net unrealized appreciation................    11,519,613        (3,178,046)
                                                                      ------------     -------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................    22,087,749         2,165,948
                                                                      ------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................    (6,737,049)       (6,689,090)
                                                                      ------------     -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS.........    (6,737,049)       (6,689,090)
                                                                      ------------     -------------

FUND SHARE TRANSACTIONS:
  Proceeds from shares issued on reinvestment of dividends
   (30,843 and 28,215 shares issued, respectively).................        424,701           362,926
                                                                      ------------     -------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS...............       424,701           362,926
                                                                      ------------     -------------
INCREASE (DECREASE) IN NET ASSETS...................................    15,775,401        (4,160,216)

NET ASSETS:
  Beginning of year.................................................    48,048,574        52,208,790
                                                                      ------------     -------------
  END OF YEAR*......................................................  $ 63,823,975     $  48,048,574
                                                                      ============     =============
*  Includes undistributed (overdistributed) net investment income of:     $(81,482)         $329,425
                                                                      ============     =============


 ---------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.


SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statement of Cash Flows
For the Year Ended August 31, 2003


CASH FLOWS PROVIDED (USED) BY OPERATING
AND INVESTING ACTIVITIES:
  Interest received..................................................................          $  7,262,189
  Operating expenses paid............................................................              (946,963)
  Net purchases of short-term investments............................................            (1,312,000)
  Realized loss on foreign currency transactions.....................................               (19,082)
  Net change in unrealized depreciation on foreign currencies........................                20,009
  Net purchases of long-term investments.............................................          (133,303,936)
  Proceeds from disposition of long-term investments.................................           135,134,719
  Interest paid on bank loans........................................................              (530,851)
                                                                                               ------------
  NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES......................             6,304,085
                                                                                               ------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash dividends paid on Common Stock................................................            (6,737,049)
  Proceeds from reinvestment of dividends............................................               424,701
                                                                                               ------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES........................................            (6,312,348)
                                                                                               ------------
NET DECREASE IN CASH.................................................................                (8,263)
Cash, Beginning of year..............................................................                 8,384
                                                                                               ------------
CASH, END OF YEAR....................................................................          $        121
                                                                                               ============



RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
  INCREASE IN NET ASSETS FROM OPERATIONS.............................................          $ 22,087,749
                                                                                               ------------
  Accretion of discount on securities................................................            (1,266,659)
  Amortization of premium on investments.............................................               202,947
  Increase in investments, at value..................................................           (19,338,021)
  Decrease in interest receivable....................................................               515,187
  Decrease in prepaid expenses.......................................................                 4,619
  Increase in payable for securities purchased.......................................               906,517
  Decrease in receivable for securities sold.........................................             3,144,223
  Decrease in interest payable on loan...............................................               (29,260)
  Increase in accrued expenses.......................................................                76,783
                                                                                               ------------
  TOTAL ADJUSTMENTS..................................................................           (15,783,664)
                                                                                               ------------
NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES........................          $  6,304,085
                                                                                               ============



-----------------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements

Note 1.  Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Income Fund Inc. ("Fund"), formerly known as The Emerging Markets Income Fund Inc, was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of governments and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. Federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for Federal income tax purposes.

(d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(e) REPURCHASE AGREEMENT. The Fund purchases, and the custodian takes possession of, U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts equal to the repurchase price.

(f) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

(g) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the statement of changes in net assets. Additional information on cash receipts and cash payments is presented in the statement of cash flows.

(h) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

Note 2.  Management and Advisory Fees and Other Transactions

For the period from September 1, 2002 through December 15, 2002, the Fund was a party to an investment advisory agreement with PIMCO Funds Advisors LLC ("PIMCO"), an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which PIMCO, among other things, supervised the Fund's investment program, including advising and consulting with the Fund's investment manager regarding the Fund's overall investment strategy. During that same period, the Fund was also a party to a management and administration agreement with Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which SBAM, among other things, was responsible for the day-to-day management of the Fund's portfolio, including making investment strategy decisions for the Fund and managing and investing the assets of the Fund in accordance with its stated policies. SBAM also provided administration and stockholder services for the Fund pursuant to the agreement.

Effective December 16, 2002, the Fund entered into a new investment advisory and administration agreement with SBAM. Under the terms of the new investment advisory and administration agreement, which was approved by shareholders at the Annual Meeting of Stockholders held on December 11, 2002, SBAM provides all management, advisory and administration services for the Fund. PIMCO has ceased to act as investment adviser for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services. Prior to December 16, 2002, the Fund paid PIMCO an advisory fee calculated at an annual rate of 0.50% of the Fund's average weekly net assets and paid SBAM a management fee calculated at an annual rate of 0.70% of the Fund's average weekly net assets.

At August 31, 2003, Citigroup Global Markets Inc., formerly known as Salomon SmithBarney Inc., another indirect wholly-owned subsdiary of Citigroup, held 10 shares of the Fund.

Certain officers and/or Directors of the Fund are officers and/or Directors of SBAM.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Note 3.  Portfolio Activity

For the year ended August 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases .....................................................    $133,787,536
                                                                   ============
Sales .........................................................    $130,867,372
                                                                   ============

At August 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation .................................    $  6,026,556
Gross unrealized depreciation .................................        (457,201)
                                                                   ------------
Gross unrealized depreciation .................................        (457,201)
Net unrealized appreciation ...................................    $  5,569,355
                                                                   ============



Note 4.  Loan

At August 31, 2003, the Fund had $20,000,000 outstanding of an available $23,000,000 loan pursuant to a revolving credit and security agreement with CXC LLC ("CXC"), an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of SBAM, acts as the administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5.  Loan Participations/Assignments

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At August 31, 2003, the Fund held loan participations with a total cost of $3,455,652 and with a total market value of $3,595,443.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Note 6.  Credit and Market Risk

The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At August 31, 2003, the Fund had a concentration of risk in sovereign debt of emerging market countries.

The net asset value and/or market value per share of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 7.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At August 31, 2003, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

For the year ended August 31, 2003, the Fund did not enter into any written covered call or put option contracts.

Note 8.  Forward Foreign Currency Contracts

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward foreign currency contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

The Fund enters into forward foreign currency contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At August 31, 2003, the Fund did not have any open forward foreign currency contracts.

Note 9.  Dividend Subsequent to August 31, 2003

On July 17, 2003, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend is payable on September 26, 2003 to shareholders of record on September 16, 2003.

Note 10.  Capital Loss Carryforward

The Fund had $2,902,487 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Note 11.  Income Tax Information and Distributions to Shareholders

At August 31, 2003, the tax basis components of distributable earnings were:

Undistributed ordinary income .................................       $4,404,340
                                                                      ==========
Unrealized appreciation .......................................       $5,569,355
                                                                      ==========

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax treatment of discounts, amortization of premiums and wash sales.

The tax character of distributions paid during the year ended August 31, 2003 was:

Ordinary income ...............................................       $6,737,049
                                                                      ==========

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


Financial Highlights

Data for a share of common stock outstanding throughout the year ended August 31, unless otherwise noted:

                                                  2003(1)      2002(1)        2001         2000         1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.......         $11.80       $12.91        $14.01     $  11.16       $ 7.83
                                                  ------       ------        ------     --------       ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)...............           1.54         1.67          1.68         1.72         1.88
  Net realized and unrealized gain (loss)(2)        3.87        (1.13)        (1.13)        2.78         3.83
                                                  ------       ------        ------     --------       ------
Total Income From Operations.............           5.41         0.54          0.55         4.50         5.71
                                                  ------       ------        ------     --------       ------
LESS DISTRIBUTIONS FROM:
  Net investment income..................          (1.65)       (1.65)        (1.65)       (1.65)       (2.41)
  Capital................................            --           --            --           --         (0.02)
                                                  ------       ------        ------     --------       ------
Total Distributions......................          (1.65)       (1.65)        (1.65)       (1.65)       (2.43)
                                                  ------       ------        ------     --------       ------
INCREASE IN NET ASSET VALUE
  DUE TO SHARES ISSUED ON
  REINVESTMENT OF DIVIDENDS..............            --           --            --           --          0.05
                                                  ------       ------        ------     --------       ------
NET ASSET VALUE, END OF YEAR.............         $15.56       $11.80        $12.91       $14.01       $11.16
                                                  ======       ======        ======     ========       ======
MARKET PRICE, END OF YEAR................         $16.80       $12.30        $13.15     $13.9375       $12.50
                                                  ======       ======        ======     ========       ======
TOTAL RETURN, BASED ON MARKET
  PRICE PER SHARE(3).....................          53.82%        6.10%         7.14%       27.51%       62.97%
RATIOS TO AVERAGE NET ASSETS:
  Total expenses, including interest
    expense..............................           2.72%        2.96%         4.76%        5.00%        5.03%
  Total expenses, excluding interest
    expense (operating expenses).........           1.83%        1.51%         1.71%        1.73%        1.85%
  Net investment income(2)...............          11.16%       13.24%        12.87%       13.33%       18.13%
SUPPLEMENTAL DATA:
  Net assets, end of year (000s).........        $63,824      $48,049       $52,209      $56,313      $44,377
  Portfolio turnover rate ...............            179%         168%          195%         136%          87%
  Loan outstanding, end of year (000s)...        $20,000      $20,000       $20,000      $20,000      $20,000
  Weighted average loan (000s)...........        $20,000      $20,000       $20,000      $20,000      $20,000
  Weighted average interest rate on loans           2.51%        3.70%         7.94%        8.26%        6.48%
Before applicable reimbursement from
SBAM, net investment income per share and
expense ratios would have been:
  Net investment income..................            --         $1.63           --           --           --
  Expense ratio, including interest
    expense..............................            --          3.26%          --           --           --
  Expense ratio, excluding interest
    expense (operating expenses).........            --          1.81%          --           --           --
--------------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.68, $1.14 and 13.29%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(3) For the purpose of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commissions paid to purchase or sell a share is excluded.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Report of Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of SalomonBrothers Emerging Markets Income Fund Inc. ("Fund") at August 31, 2003, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 22, 2003
                                                                         PAGE 21

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS
The business and affairs of Salomon Brothers Emerging Markets Income Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.


                                                                            NUMBER OF
                                                                       PORTFOLIOS ADVISED
                                                                           BY SBAM,(2)
                                               TERM OF     PRINCIPAL    AND OVERSEEN BY
                               POSITION(S)  OFFICE(1) AND OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED     5 YEARS        THE FUND)  HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Carol L.Colman                Director and      Since    President,           31                None
Colman Consulting Co.         Member of         2003     Colman
278 Hawley Road               the Audit                  Consulting Co.
North Salem, NY 10560         Committee,
Age 57                        Class II

Daniel P. Cronin              Director and      Since    Associate General    28                None
Pfizer Inc.                   Member of         2003     Counsel, Pfizer Inc.
235 East 42nd Street          the Audit
New York, NY 10017            Committee,
Age 57                        Class II

Leslie H. Gelb                Director and      Since    President, Emeritus  33      Britannica.com;
The Council on                Member of         1994     and Senior Board             Director of two
  Foreign Relations           the Audit                  Fellow, The Council          registered
58 East 68th Street           Committee,                 on Foreign Relations;        investment
New York, NY 10021            Class III                  formerly, Columnist,         companies advised
Age 66                                                   Deputy Editorial             by Advantage
                                                         Page Editor and              Advisers, Inc.
                                                         Editor, Op-Ed Page,          ("Advantage")
                                                         The New York
                                                         Times


Riordan Roett                 Director and      Since    Professor and        30      The Latin America
The Johns Hopkins University  Member of         1995     Director, Latin              Equity Fund, Inc.
1740 Massachusetts Ave. NW    the Audit                  America Studies
Washington, DC 20036          Committee,                 Program, Paul H.
Age 64                        Class I                    Nitze School of
                                                         Advanced
                                                         International
                                                         Studies, The Johns
                                                         Hopkins University

Jeswald W. Salacuse           Director and      Since    Henry J. Braker      30      Director of two
Tufts University              Member of         1994     Professor of                 registered
  The Fletcher School of Law  the Audit                  Commercial Law               investment
  & Diplomacy                 Committee,                 and formerly Dean,           companies advised
Packard Avenue                Class I                    The Fletcher                 by Advantage
Medford, MA 02155                                        School of Law &
Age 65                                                   Diplomacy, Tufts
                                                         University


SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


                                                                            NUMBER OF
                                                                       PORTFOLIOS ADVISED
                                                                           BY SBAM,(2)
                                               TERM OF      PRINCIPAL    AND OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED     5 YEARS        THE FUND)  HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

R. Jay Gerken, CFA            Director,         Since    Managing Director      218             None
Citigroup Asset Management    Chairman          2002     of Citigroup Global
("CAM")                       and Chief                  Markets Inc.
399 Park Avenue               Executive Officer,         ("CGM"); Chairman,
4th Floor                     Class III                  President, Chief
New York, NY 10022                                       Executive Officer
Age 52                                                   and Director of
                                                         Smith Barney Fund
                                                         Management LLC
                                                         ("SBFM"), Travelers
                                                         Investment Adviser,
                                                         Inc. ("TIA") and Citi
                                                         Fund Management
                                                         Inc. ("CFM"); Formerly
                                                         Portfolio Manager of
                                                         Smith Barney Allocation
                                                         Series Inc. (from 1996-
                                                         2001) and Smith Barney
                                                         Growth and Income Fund
                                                         (from 1996-2001)

OFFICERS:

Peter J. Wilby, CFA           President         Since    Managing Director      N/A             N/A
CAM                                             2002     of CGM and Salomon
399 Park Avenue                                          Brothers Asset
4th Floor                     Executive Vice    1994-    Management Inc
New York, NY 10022            President         2002     ("SBAM")
Age 44

Lewis E. Daidone              Executive Vice    Since    Managing Director      N/A             N/A
CAM                           President and     2002     of CGM; Director and
125 Broad Street              Chief                      Senior Vice President
11th Floor                    Administrative             of SBFM, TIA; Director
New York, NY 10004            Officer                    of CFM; Chief Financial
Age 46                                                   Officer of certain
                              Executive Vice    1998-    mutual funds affiliated
                              President and     2002     with Citigroup Inc.
                              Treasurer                  ("Citigroup") and
                                                         formerly Treasurer of the
                                                         mutual funds affiliated
                                                         with Citigroup

James E. Craige, CFA          Executive Vice    Since    Managing Director      N/A              N/A
CAM                           President         1999     of CGM and SBAM;
399 Park Avenue, 4th Floor                               Director of CGM
New York, NY 10022                                       and SBAM
Age 35



SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


                                                                            NUMBER OF
                                                                       PORTFOLIOS ADVISED
                                                                           BY SBAM,(2)
                                                TERM OF     PRINCIPAL   AND OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED     5 YEARS        THE FUND)  HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------


Thomas K. Flanagan, CFA       Executive Vice    Since    Managing Director      N/A              N/A
CAM                           President         1994     of CGM and SBAM
399 Park Avenue
4th Floor
New York, NY 10022
Age 50

Frances M. Guggino            Controller        Since    Vice President         N/A              N/A
CAM                                             2002     of CGM
125 Broad Street
10th Floor
New York, NY 10004
Age 45

Christina T. Sydor            Secretary         Since    Managing Director      N/A              N/A
CAM                                             1998     of CGM; General
300 First Stamford Place                                 Counsel and
4th Floor                                                Secretary of
Stamford, CT 06902                                       SBFM and TIA
Age 52


--------------------------------------------------------------------------------
(1) The Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2006, year 2004 and year 2005, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
(2)  Number of portfolios advised by SBAM or affiliates of SBAM.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


Additional Stockholder Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on December 11, 2002, for the approval of a new Investment Advisory and Administration Agreement and for the purpose of voting upon the election of R. Jay Gerken and Leslie H. Gelb as Class III Directors of the Fund, to serve until the 2005 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the Meeting.


1. Approval of New Investment Advisory and Administration Agreement


                                                 Votes For       Votes Withheld    Votes Against
                                                 ---------       --------------    -------------
                                                 3,849,764           30,481           37,153

2. Election of Directors*

Nominee                                          Votes For       Votes Withheld
                                                 ---------       --------------
Class III - to serve until the year 2005
R. Jay Gerken                                    3,852,340           65,058
Leslie H. Gelb                                   3,868,040           49,358


* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Carol L. Colman, Daniel P. Cronin, Riordan Roett and Jeswald W. Salacuse.




Tax Information (unaudited)

For Federal tax purposes the Fund hereby designated for the fiscal year ended August 31, 2003:

o A total of 0.06% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock ("Shares") of Salomon Brothers Emerging Markets Income Fund Inc. ("Fund"), formerly known as The Emerging Markets Income Fund Inc, will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the divend or distribution payment date.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)


If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)


the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)


the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

             -----------------------------------------------------
The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

DIRECTORS                                       SALOMON BROTHERS EMERGING
                                                MARKETS INCOME FUND INC.
CAROL L. COLMAN
                                                      125 Broad Street
DANIEL P. CRONIN                                      10th Floor, MF-2
                                                      New York, New York 10004
LESLIE H. GELB                                        Telephone 1-888-777-0102

R. JAY GERKEN, CFA
                                                INVESTMENT MANAGER
RIORDAN ROETT                                         Salomon Brothers Asset Management Inc
                                                      399 Park Avenue
JESWALD W. SALACUSE                                   New York, New York 10022

                                                CUSTODIAN
                                                      State Street Bank and Trust Company
OFFICERS                                              225 Franklin Street
                                                      Boston, Massachusetts 02110
R. JAY GERKEN, CFA
      Chairman and                              DIVIDEND DISBURSING AND TRANSFER AGENT
      Chief Executive Officer                         American Stock Transfer & Trust Company
                                                      59 Maiden Lane
PETER J. WILBY, CFA                                   New York, New York 10038
      President
                                                INDEPENDENT AUDITORS
LEWIS E. DAIDONE                                      PricewaterhouseCoopers LLP
      Executive Vice President and                    1177 Avenue of the Americas
      Chief Administrative Officer                    New York, New York 10036

JAMES E. CRAIGE, CFA                            LEGAL COUNSEL
      Executive Vice President                        Simpson Thacher & Bartlett LLP
                                                      425 Lexington Avenue
THOMAS K. FLANAGAN, CFA                               New York, New York 10017
      Executive Vice President
                                                NEW YORK STOCK EXCHANGE SYMBOL
FRANCES M. GUGGINO                                    EMD
      Controller

CHRISTINA T. SYDOR
      Secretary

                                                         Salomon Brothers
                                                         Emerging Markets
                                                         Income Fund Inc.

                                                         Annual Report
                                                         August 31, 2003


American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

                                                            SALOMON
                                                            --------
                                                            BROTHERS
                                                            --------
                                                        ASSET MANAGEMENT



EMDANN 8/03
03-5506

ITEM 2.  CODE OF ETHICS.

                  The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

                  The fund does not currently have an audit committee financial expert ("ACFE") serving on its Audit Committee. The Board of Directors of the fund has, however, nominated a new member to the Board, whom the Audit Committee of the Board has determined will qualify as an ACFE. The aforementioned nominee has previously been elected to the Boards of Directors of the majority of the funds comprising the Salomon Brothers Funds Fund Complex and currently serves as the ACFE on each of the Audit Committees of these Boards. The Board of Directors of the fund is unable to currently appoint any new members to the Board, prior to election by shareholders, due to the restrictions imposed by section 16 of the Investment Company Act of 1940. The proposal to elect this nominee (William R. Hutchinson) will be presented to the fund's shareholders at their annual meeting on December 11, 2003 and a proxy statement will be filed with the Securities and Exchange Commission, on the behalf of the fund's Board of Directors, to solicit approval of this proposal. The fund, its Board of Directors and its Audit Committee have previously resolved that William R. Hutchinson's appointment as ACFE is to be effective immediately upon the approval of his election to the fund's Board of Directors by shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

          (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

          (a)  Code of Ethics attached hereto. Exhibit 99.CODE ETH

          (b)  Attached hereto.

          Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

          Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Date: November 5, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         (R. Jay Gerken)
         Chief Executive Officer of
         SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Date: November 5, 2003


By:      /s/ Lewis E. Daidone
         (Lewis E. Daidone)
         Chief Administrative Officer of
         SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Date: November 5, 2003